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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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TECHNOLOGY SOLUTIONS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Technology Solutions Company

Notice of Annual Meeting

and

Proxy Statement

Year Ended December 31, 2001

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue
Chicago, Illinois 60601
(312) 228-4500

Dear Stockholder:

You are cordially invited to the 2002 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the Company's offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on Thursday, April 25, 2002, starting at 8:15 a.m., local time.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

We hope that you can attend the 2002 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.

Sincerely,

/s/ William H Waltrip

WILLIAM H. WALTRIP
Chairman

March 28, 2002

TECHNOLOGY SOLUTIONS COMPANY

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 25, 2002

To Our Stockholders

The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Technology Solutions Company (the "Company") will be held at the Company's offices at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601 on Thursday, April 25, 2002 at 8:15 a.m., local time, for the following purposes:

  1.
  To elect two directors, each to serve for a three-year term;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 15, 2002 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, for a period of ten days prior to the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

/s/ Paul R. Peterson

Paul R. Peterson
Secretary
March 28, 2002

TECHNOLOGY SOLUTIONS COMPANY
205 North Michigan Avenue, Suite 1500
Chicago, Illinois 60601

PROXY STATEMENT
Annual Meeting of Stockholders
April 25, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the "Company") for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's principal executive offices located at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601, at 8:15 a.m., local time. Each holder of record of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at the close of business on March 15, 2002 (the "Record Date"), is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date there were 42,609,223 shares of Common Stock outstanding.

        If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

        You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.

        The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about March 28, 2002.

ELECTION OF DIRECTORS

        The Board of Directors consists of six persons and is divided into three classes with three-year terms of office ending in different years. The terms of the Class II Directors expire this year. The Board of Directors has nominated two persons for election as Directors in Class II to serve until the Annual Meeting of Stockholders held in 2005 and until their successors have been elected and qualified. The terms of the current Class III and I Directors expire in 2003 and 2004, respectively.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class II nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The two nominees receiving the highest number of votes cast will be elected. In the event that either of the nominees of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that either of the nominees will be unable or will decline to serve as a Director. A vote withheld from any or all of the nominees will not count as a vote either for or against the nominee. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominee recommended by the Board of Directors.

NOMINEES FOR DIRECTOR

Class II—Nominees to Serve Until the 2005 Annual Meeting:

        Raymond P. Caldiero, age 62, has been a Director of the Company since January 1998. He has served as Chairman, President and Chief Executive Officer of CII Inc., a business consulting firm, since 1990. He was employed with Marriott Corporation for over 18 years with his final position being Senior Vice President and Assistant to the Chairman in December 1989. He is currently a member of the Board of Trustees of the Autry Museum in Los Angeles, California and a Trustee of the Princess Grace Foundation—U.S.A.

        Stephen B. Oresman, age 69, has been a Director of the Company since July 1988. Since 1990, he has served as President of Saltash, Ltd., a management consulting firm. He previously served as Senior Vice President of Booz, Allen & Hamilton, Inc. and Chairman of Booz, Allen & Hamilton International, parent and subsidiary consulting firms. He is also currently serving as a Director of Cleveland-Cliffs Inc. and iStar Financial Inc.

        The Board of Directors unanimously recommends that the Company's Stockholders vote FOR election of the nominees listed above.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

Class I—Serving Until the 2004 Annual Meeting:

        Jack N. Hayden, age 55, has been President and Chief Executive Officer of the Company since February 2000. He joined the Company in April 1992 as Senior Vice President, served as interim Chief Financial Officer during late 1992 and early 1993, and assumed the role of Executive Vice President in July 1995. He served as Chief Executive Officer of Coleman Consulting Group, Inc., from September 1998 to March 1999. He rejoined the Company's executive team as Group President in March 1999. Prior to coming to the Company initially, he held the position of Vice President—Operations, Commercial Transport Division of McDonnell Douglas Corporation from 1990 to 1992. From 1989 to 1990, he served as Vice President-Finance of McDonnell Douglas Corporation. From 1971 to 1989, he served in numerous manufacturing and procurement positions at McDonnell Douglas Corporation.

        John R. Purcell, age 70, has been a Director of the Company since his appointment on October 25, 2001. Since 1989, he has served as Chairman and Chief Executive Officer of Grenadier Associates Ltd., a venture banking firm. From 1991 until 1997, he served as Chairman of Donnelly Marketing, Inc., a data-based direct marketing company. From 1987 until 1990, he served as Chairman of Mindscape, Inc., an educational and entertainment computer software company. Mr. Purcell served from 1982 until 1986 as Chairman and President of SFN Companies, Inc., a communications company. Prior to that, he served as Executive Vice President of CBS, Inc. and as Senior Vice President of Gannett Co., Inc. He is a Director of Omnicom Group, Inc., Bausch & Lomb, Inc., Journal Register Company and Information Holdings, Inc. He previously served as a Director of the Company from July 1988 until February 2000, when he left to become a Director of eLoyalty Corporation after it was spun off from the Company.

Class III—Serving Until the 2003 Annual Meeting:

        William H. Waltrip, age 64, has been a Director of the Company since December 1992 and Chairman of the Board since June 1993. Mr. Waltrip also served as Chief Executive Officer from June 1993 to June 1995. From 1996 to 1998, he served as the Chairman of the Board of Directors and, during 1996 and 2001, he served as Chief Executive Officer of Bausch & Lomb, Inc. From 1991 to 1993, he was Vice Chairman of Unifax, Inc., a broad-line food service distributor. From 1985 to 1988, he was President, Chief Operating Officer and a Director of IU International, a diversified services company with major interests in transportation, environmental services and distribution. From 1982 to 1985, he was President, Chief Executive Officer and a Director of Purolator Courier Corporation. From 1972 to 1982, he was President, Chief Operating Officer and Director of Pan American World Airways, Inc. He is also currently serving as a Director of Bausch & Lomb, Inc., the Teachers Insurance and Annuity Association, Thomas & Betts Corporation and Charles River Laboratories International Inc.

        Carl F. Dill, age 56, has been a Director of the Company since his appointment on July 26, 2001. Since June of 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Sr. Vice President and Chief Information Officer for McDonald's Corporation. He is also a director of ThoughtWorks, Inc. and United Messaging, Inc. and an advisory board member for Tibco Software, Inc. and Acta Technology, Inc.

DIRECTORS' MEETINGS AND COMMITTEES

        The Board of Directors held four regular meetings during 2001. Each incumbent director attended all of the meetings of the Board and committees thereof on which he served.

        The Board of Directors has an Audit Committee, presently composed of Messrs. Oresman, Caldiero, Dill and Purcell, which serves as an independent and objective body to monitor the Company's financial reporting process and internal control systems. The Audit Committee's responsibilities are included in its written charter attached as Exhibit A to this proxy statement. The Audit Committee met four times during 2001.

        The Board of Directors has a Compensation Committee presently composed of Messrs. Caldiero, Oresman and Purcell. The Compensation Committee's responsibilities include the evaluation and approval of stock option grants and executive compensation. The Compensation Committee held four regular meetings during 2001.

        Annual compensation for those directors who are not employees of the Company ("Outside Directors") is $30,000 (plus reimbursement of expenses incurred in attending meetings).

        In addition, each Outside Director presently holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the "1993 Plan") and/or the Technology Solutions Company 1996 Stock Incentive Plan (the "1996 Plan"). Any new Outside Director will receive an option to purchase 40,500 shares of Common Stock with a per share exercise price equal to the closing price of a share of Common Stock as reported on The Nasdaq Stock Market® on the day the stock option is granted. In addition, an option to purchase 40,500 shares of Common Stock has been and will be granted to each Outside Director at the time that a previously issued stock option granted under the 1993 Plan or the 1996 Plan to that director became or becomes exercisable in full (assuming he is an Outside Director at that time). Each stock option granted to an Outside Director under the 1996 Plan becomes exercisable in thirty-six monthly installments of 1,125 shares each, commencing on the last day of the calendar month immediately following the month the option is granted.

        The Board of Directors does not have a nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of persons to be considered by the Board as potential nominees for the Company's Board of Directors should be directed to the Company's Secretary, Paul R. Peterson, at 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002. Approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the appointment of other independent accountants will be considered by the Board of Directors. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal. PricewaterhouseCoopers LLP has audited the Company's financial statements since the fiscal year ended May 31, 1991. Representatives of PricewaterhouseCoopers LLP are expected to be at the Annual Meeting and to be available to respond to appropriate questions.

        The Board of Directors unanimously recommends that the Company's Stockholders vote FOR approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of Technology Solutions Company's Board of Directors is composed of four outside directors and operates under a written charter duly adopted by the Board of Directors (attached hereto as Exhibit A). For 2001, the members of the Audit Committee met the independence and experience requirements of the NASDAQ. The members of the Committee are Stephen B. Oresman (Chairman), Raymond P. Caldiero, Carl F. Dill, Jr. and John R. Purcell. The Committee recommends to the Board of Directors, the selection of the Company's independent accountants.

        Management is responsible for the Company's financial statements, systems of internal control and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended December 31, 2001 were prepared in accordance with generally accepted auditing standards, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Specifically, the Audit Committee has discussed with the independent public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, current developments for audit committees in 2001, and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company's Form 10-K for the year ended December 31, 2001, the Audit Committee followed the guidance in SEC Financial Release No.

60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.

        During 2001, the Company retained its principal accountants, PricewaterhouseCoopers LLP in several capacities:

Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
$190,000	$ 0	$80,225

        The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public accountant required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountant its independence, including consideration of the compatibility of non-audit services with that firm's independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company's principal accountants for 2001.

        Based on the reviews and discussions referred to above, and relying thereon, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for 2001 filed with the Securities and Exchange Commission.

        The foregoing report has been furnished by the members of the Audit Committee as set forth below:

    Stephen B. Oresman—Chairman
    Raymond P. Caldiero
    Carl F. Dill, Jr.
    John R. Purcell

Executive Officer Compensation

        The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the "Named Executive Officers").

Summary Compensation Table

						Long-Term Compensation
			Annual Compensation			Securities Underlying Options Granted (#)
Name and Principal Position as of December 31, 2001	Fiscal Year
			Salary ($)	Bonus ($)
William H. Waltrip Chairman of the Board	2001 2000 1999		300,000 300,000 300,000	100,000 100,000 300,000		50,000 50,000 302,521	(4)
Jack N. Hayden President and Chief Executive Officer	2001 2000 1999	(1)	480,000 480,000 360,125	400,000 300,000 860,000	(3)	200,000 75,000 150,000
Paul R. Peterson Senior Vice President, General Counsel and Secretary	2001 2000 1999		255,000 240,000 220,000	104,000 100,000 165,000		50,000 25,000 272,269	(4)
Laurence P. Birch Senior Vice President and Chief Financial Officer(2)	2001 2000	(2) (2)	240,000 28,308	60,000 50,000	(2)	0 100,000

(1)
Mr. Hayden rejoined the Company's executive team in March 1999. Mr. Hayden has been the Company's President and Chief Executive Officer since February 2000.

(2)
Mr. Birch joined TSC as Chief Financial Officer in December 2000 and received a $50,000 signing bonus, which was forgiven pro rata over 12 months. Effective January 28, 2002, Mr. Birch transitioned away from his position as Chief Financial Officer, but remained employed by the Company as described further in this filing. See "Employment Agreements."

(3)
Includes a $460,000 signing bonus paid to Mr. Hayden upon rejoining the Company's executive team.

(4)
At the time of the distribution by the Company of the common stock of eLoyalty Corporation in February 2000 (the "Spin-Off"), the Company's options were appropriately adjusted to reflect the impact of the Spin-Off. Company option holders (excluding eLoyalty employees and directors who were not also directors of the Company) had each of their options granted subsequent to June 21, 1999 adjusted by reducing the strike price and increasing the number of shares subject thereto.

Option Grants

        The following table sets forth information with respect to individual grants of Company options that were made during 2001 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates (see footnote (2) to the table) of compound appreciation in the market value of Company Common Stock, as the case may be, over the term of the option grants. No stock appreciation rights were granted in 2001.

Option Grants in the Last Year

	Individual Grants(1)
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Year
Name				Exercise Price ($/Sh)	Expiration Date
						5%($)(2)	10%($)(2)
William H. Waltrip	50,000	(3)	3%	3.7188	2/5/11	116,937	296,340
Jack N. Hayden	100,000	(3)	6%	3.7188	2/5/11	233,873	592,681
Jack N. Hayden	100,000	(4)	6%	1.7800	10/25/11	111,943	283,686
Paul R. Peterson	50,000	(3)	3%	3.7188	2/5/11	116,937	296,340
Laurence P. Birch	0		0%	—	—	—	—

(1)
With respect to each of the Named Executive Officers, upon a sale of substantially all of the business and assets of the Company, the exercisability of these options will automatically be accelerated.

(2)
Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock, and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

(3)
Subject to option provisions regarding termination of employment, one third of these options will become exercisable on February 5, 2002 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

(4)
Subject to option provisions regarding termination of employment, one third of these options will become exercisable on October 25, 2002 and 1/36 of these options will become exercisable on the last day of each calendar month for 24 months thereafter.

Aggregated Option Exercises in the Last Year
and Year End Option Values

			Number of Securities Underlying Unexercised Options at Dec. 31, 2001 (#)		Value of Unexercised In-the-Money Options at Dec. 31, 2001 ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William H. Waltrip	—	—	744,477	125,419	451,833	30,378
Jack N. Hayden	45,000	27,653	480,252	249,998	127,397	42,793
Paul R. Peterson	—	—	248,737	107,878	140,801	27,341
Laurence P. Birch	—	—	36,114	63,886	3,250	5,750

Employment Agreements

        The Company has entered into an employment agreement with Mr. William H. Waltrip to serve as its Chairman of the Board of Directors. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days' written notice. If Mr. Waltrip's employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a one-year period following the termination. If, following a change in control of the Company, (i) Mr. Waltrip's title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to relocate for a period in excess of six months to any location outside of the metropolitan area where he resides, he will be entitled to receive his salary and health insurance benefits for a one-year period following the termination. Each of Mr. Waltrip's options to purchase Common Stock that is not then fully exercisable will become exercisable in full upon a change in control of the Company. If Mr. Waltrip's employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary and health insurance benefits for a one-year period following the termination. Mr. Waltrip's current annual salary is $300,000.

        The Company has entered into an employment agreement with Mr. Jack N. Hayden to serve as its President and Chief Executive Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days' written notice. If Mr. Hayden's employment is terminated by the Company, his unvested options will become exercisable and he will be entitled to receive his salary, bonus and health insurance benefits for a two-year period following the termination. Following a change in control of the Company, Mr. Hayden's unvested options will become exercisable and, if (i) Mr. Hayden's title, position, salary, benefits, duties or status are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to relocate for more than six months to any location outside of the metropolitan area where he resides, he will be entitled to receive his salary, bonus and health insurance benefits for a two-year period following the termination. If Mr. Hayden's employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Hayden's current annual salary is $480,000.

        The Company has entered into an employment agreement with Mr. Paul R. Peterson to serve as its Senior Vice President, General Counsel and Corporate Secretary. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days' written notice. If Mr. Peterson's employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. If, following a change in control of the Company, (i) Mr. Peterson's title, position, duties or salary are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the Chicago metropolitan area, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon a change in control, Mr. Peterson's unvested options will become exercisable. If Mr. Peterson's employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Peterson's current annual salary is $260,000.

        The Company has entered into an employment agreement with Mr. Laurence P. Birch to serve as its Senior Vice President. The agreement will automatically renew each July 31 for a one-year term unless either party gives notice of non-renewal 90 days prior to the renewal date. At any time, the agreement may be terminated by the Company on 365 days notice or by Mr. Birch on 90 days notice. If the agreement is terminated by the Company, Mr. Birch will be entitled to receive his salary and health benefits for the 365 day notice period. Mr. Birch's current annual salary is $240,000.

        On January 29, 2002, Mr. Birch was assigned to the position of Senior Vice President of Business Development. Thereafter, on February 12, 2002, the Company gave Mr. Birch a 365-day notice of termination under his employment agreement. In the future, the Company and Mr. Birch may mutually agree to enter into another employment agreement.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Compensation Policies

        The Company's continuing objective is to provide superior sustainable value to its shareholders while providing competitive compensation opportunities that will attract, retain and reward leadership and critical talent. The Company provides all employees with an opportunity to increase annual compensation based on individual and team performance relative to specific criteria and objectives that are aligned with Company success drivers. To do this, the Company places a significant portion of employee compensation at risk with the performance of the Company, the operating group, and the individual. The portion of compensation at risk increases with the position held by the employee.

        Executive compensation consists of salary, annual incentive compensation, long-term equity incentive opportunity, general employee benefits, and other minor benefits. In determining the executive compensation structure, the Compensation Committee of the Board of Directors (the "Compensation Committee") considers current Company objectives, market survey data, consultant evaluations and recommendations of the Chief Executive Officer.

Salaries

        The Company has a formal salary program with salary grades and salary ranges. Actual salaries reflect responsibility, performance and experience within each grade. Generally, the Company strives to maintain salary range midpoints at the 50th to 75th percentile of market survey data of comparable companies. Salary increases are awarded periodically based on individual performance, when allowed by economic conditions.

        In 2001, the Named Executive Officers, excluding the Chief Executive Officer, received an average salary increase of 1.9%. In 2000, the Named Executive Officers, excluding the Chief Executive Officer, received an aggregate salary increase of 3.8%.

Annual Incentive Compensation

        The Company maintains an Annual Incentive Compensation Plan ("ICP") that provides an opportunity for management and employees of the Company to earn an annual cash bonus.

        Under the ICP, each employee has a designated target bonus (represented as a percentage of base salary) reflecting the participant's responsibility level. For 2001, the targets were: 10% for employees below the level of Vice-President, 25% to 50% for Vice-Presidents; and 100% for the Chief Executive Officer.

        Targets represent payouts for target performance. However, actual ICP payouts can range from 0% to 200% of the target amount. The amount of an employee's ICP payout is tied to the achievement of financial and non-financial indicators of Company success as well as certain qualitative measures. Specific performance metrics differ among employees and have been selected and weighted based on their importance to the Company's strategic objectives and the ability of the employee in question to impact each metric. Performance metrics may include financial benchmarks such as corporate earnings targets, revenue and margin achievements and accounts receivable management and cost controls as well as qualitative benchmarks like client acquisition, retention and acquisition. Based in part upon the results of a comprehensive compensation survey conducted by an outside firm engaged by the Company during 2001, the Compensation Committee believes that the metrics selected are consistent with those used by organizations similar to the Company in either size or industry segment.

        For 2001, the Named Executive Officers, excluding the Chief Executive Officer, were granted an aggregate total of $264,000 in ICP bonuses. For 2000, the Named Executive Officers, excluding the Chief Executive Officer, were granted an aggregate total of $250,000 in ICP and sign-on bonuses.

Deferred Compensation Plan

        The Company maintains a Voluntary Non-Qualified Executive Deferred Compensation Plan. Under this plan, officers and other senior management employees are permitted to defer, on a pre-tax basis, up to 50% of their base salary and 100% their ICP payout.

Stock Incentive Plan

        The Company maintains a Stock Incentive Plan that gives each employee an equity stake in the financial success of the Company, with grants based on position and responsibility. Currently, each Company employee receives a stock option grant upon joining the Company. Additional grants are made annually, generally at the Vice President level and above, when the Compensation Committee, in consultation with the Chief Executive Officer, deems such grants to serve the best interests of the Company. In 2001, 1,671,000 options were granted to new and existing employees, 2,354,894 options were forfeited, and as of December 31, 2001 a balance of 3,260,998 options remained available to be awarded under the current Stock Incentive Plan.

Chief Executive Officer Compensation

        For 2001, Mr. Hayden received a salary of $480,000, a cash bonus of $400,000 and options to purchase 200,000 shares of Company Common Stock.

        This report was furnished by the members of the Compensation Committee listed below:

    Raymond P. Caldiero—Chairman
    Stephen B. Oresman
    John R. Purcell

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

        The following table sets forth information as of March 8, 2002 concerning the beneficial ownership of Common Stock for each Director, Named Executive Officer and all Directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable.

Director Name	Number of Shares		% of Total Outstanding Shares
William H. Waltrip	804,480	(1)	1.9
Jack N. Hayden	778,747	(2)	1.8
Raymond P. Caldiero	57,375	(3)	*
Carl F. Dill, Jr.	10,125	(4)	*
Stephen B. Oresman	120,962	(5)	*
John R. Purcell	601,750	(6)	1.4
Named Executive Officers
William H. Waltrip	804,480	(1)	1.9
Jack N. Hayden	778,747	(2)	1.8
Laurence P. Birch	63,104	(7)	*
Paul R. Peterson	510,659	(8)	1.2
All Directors and Executive Officers as a group (8 persons)	2,947,202	(9)	6.6

*
less than one percent

(1)
Represents shares that Mr. Waltrip has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(2)
Includes 542,754 shares, which Mr. Hayden has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(3)
Represents shares that Mr. Caldiero has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(4)
Represents shares that Mr. Dill has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(5)
Includes 84,375 shares, which Mr. Oresman has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(6)
Includes 6,750 shares, which Mr. Purcell has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(7)
Includes 47,224 shares, which Mr. Birch has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(8)
Includes 302,601 shares, which Mr. Peterson has the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

(9)
Includes 1,855,684 shares, which directors and officers have the right to acquire under options which are currently exercisable or which will be exercisable within 60 days.

ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES

        The following table is based on a review of reports on Schedule 13G and 13D filed with the SEC prior to March 8, 2002 and sets forth those holders of Common Stock known to the Company to own beneficially more than five percent of the Company's Common Stock. As of March 8, 2002, there were 42,596,942 shares outstanding.

Name and Address of Beneficial Owner	Number of Shares Owned		Percent of Class
State of Wisconsin Investment Board 121 E. Wilson—2nd Floor Madison, WI 53703-3474	5,360,000		12.6%
FMR Corp. 82 Devonshire Street Boston, MA 02109	4,361,600	(1)	10.2%
GeoCapital LLC 825 Third Avenue, 32nd Floor New York, NY 10022	3,457,812		8.1%
P.A.W. Partners 10 Glenville Street Greenwich, CT 06831-3638	3,241,600		7.6%
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	3,548,510	(2)	8.3%
Brookside Capital Partners Fund, L.P. Two Copley Place-Office Tower Bldg. 2-7th Floor Boston, MA 02116	2,707,200		6.4%
S Squared Technology Corp. 515 Madison Avenue, Suite 4200 New York, NY 10022-5474	2,561,775		6.0%

(1)
Based on the most recent report on Schedule 13G, FMR Corp. represented that it has sole voting power with respect to 338,000 shares and sole dispositive power with respect to 4,361,600 shares.

(2)
Based on the most recent report on Schedule 13G, Massachusetts Financial Services Company represented that it has sole voting power with respect to 2,953,066 shares and sole dispositive power with respect to 3,548,510 shares.

PERFORMANCE GRAPH

        The following graph compares the Company's cumulative total stockholder return with the S&P Computer Software and Services Index and with the Nasdaq Stock Market® U.S. Index for the period beginning May 31, 1996 and ending December 31, 2001, representing the Company's last five full years and the transition period from June 1, 1998 through December 31, 1998. The comparison is based on the assumption that $100 was invested on May 31, 1996 in each of the Company's Common Stock, the S&P Computer Software and Services Index and the Nasdaq Stock Market U.S. Index.

COMPARISON OF 67 MONTH CUMULATIVE TOTAL RETURN*
AMONG TECHNOLOGY SOLUTIONS COMPANY,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P COMPUTERS (SOFTWARE & SERVICES) INDEX

*Total return assumes reinvestment of dividends.

STOCKHOLDER PROPOSALS

        IN ORDER FOR A STOCKHOLDER PROPOSAL OR NOMINATION TO BE PROPERLY PRESENTED AT THE COMPANY'S 2003 ANNUAL MEETING OF STOCKHOLDERS (THE "2003 ANNUAL MEETING"), THE STOCKHOLDER PROPONENT MUST COMPLY WITH THE RELEVANT NOTICE REQUIREMENTS CONTAINED IN THE COMPANY'S BY-LAWS. THESE REQUIREMENTS RELATE TO BOTH THE TIMING AND CONTENT OF THE NOTICE. TO BE TIMELY, A STOCKHOLDER PROPOSAL OR NOMINATION INTENDED TO BE BROUGHT BEFORE THE 2003 ANNUAL MEETING MUST BE RECEIVED BY THE COMPANY ON OR AFTER DECEMBER 26, 2002 AND ON OR PRIOR TO JANUARY 25, 2003. ALL PROPOSALS AND NOMINATIONS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY.

        In addition, any stockholder proposal that is intended to be included in the Company's Proxy Statement for the 2003 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2003 Annual Meeting is November 28, 2002.

        If a stockholder proposal is properly presented at the 2003 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company's Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in 2001.

ANNUAL REPORT TO STOCKHOLDERS

        A copy of the Company's Annual Report on Form 10-K for 2001, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Timothy P. Dimond, Senior Vice President and Chief Financial Officer, Technology Solutions Company, 205 North Michigan Avenue, Suite 1500, Chicago, Illinois 60601. Telephone (312) 228-4500.

OTHER BUSINESS

        The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

OTHER INFORMATION

STOCK LISTING

  The Nasdaq Stock Market®

STOCK SYMBOL

  TSCC

TRANSFER AGENT AND REGISTRAR

  Mellon Investor Services, LLC
  85 Challenger Road
  Ridgefield Park, NJ 07660

INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP
  Chicago, IL

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.    PURPOSE

        The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") of Technology Solutions Company (the "Company") in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Audit Committee is to:

            1.  Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems.

            2.  Serve, together with the Board, as the ultimate authority to which the independent auditor (the "Independent Auditor") is accountable, and have, together with the Board, the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditor (or to nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement).

            3.  Review the audit efforts of the Independent Auditor and the operations of the Company's quality assurance committee ("QA Committee").

            4.  Nominate the Compliance Officer for the approval of the Board and to be directly available to meet with the Compliance Officer.

            5.  Provide an open avenue of communication among the Independent Auditor, financial and senior management, and the Board.

II.    COMPOSITION AND EXPERTISE

        1.    Members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ and any other market or markets, if any, on which the securities of the Company or any of its subsidiaries are traded. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee will be made by the Board.

        2.    The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified or until their resignation or removal. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

III.  DUTIES AND RESPONSIBILITIES

        The Audit Committee shall:

  Documents/Reports Review

          1.    Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

            2.  Review the annual audited financial statements and assure that the quarterly financial statements are reviewed by the independent auditors with appropriate communication made to the Audit Committee before their release.

            3.  Review reports to management prepared by the Independent Auditor and responses to the same by management.

            4.  Periodically review the Company's Principles and Policies of Business Conduct.

  Independent Auditor

            5.  Review and recommend to the Board: (i) the selection of the Independent Auditor to audit the books, records and accounts of the Company, and (ii) the approval of the fees and other compensation of the Independent Auditor.

            6.  Review and discuss with the Independent Auditors the overall scope and plans for its audit including the adequacy of staffing and compensation. Review and discuss with management and the Independent Auditors the adequacy and effectiveness of the accounting and financial and ethical compliance programs. Further the Committee shall meet separately with the Independent Auditors, without management present to discuss the results of their examinations.

            7.  Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to determine the auditor's independence. The Audit Committee shall: (i) request, receive and review, on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Company and the Independent Auditor that may reasonably be thought to bear on the independence of the Independent Auditor with respect to the Company; (ii) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor; and (iii) take, or recommend that the full Board take, appropriate action regarding the independence of the Independent Auditor.

  Financial Reporting Process

            8.  Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and management.

            9.  Review the Independent Auditor's judgment about the quality and appropriateness of accounting principles as applied in financial reporting.

          10.  Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, or management.

  Process Improvement

          11.  Review reports to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management's preparation of financial statements and the view of each as to the appropriateness of such judgments.

          12.  Review with each of management and the Independent Auditor any significant difficulties encountered during the course of each audit.

          13.  Review any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

          14.  Review with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

  Other

          15.  Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

          16.  Establish at the beginning of the year a schedule for the Committee's meeting during the course of the year and the fixed agenda items for the scheduled meetings.

          17.  Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

          18.  Review with the Company's counsel, legal compliance matters or any legal matter that could have a significant impact on the organization's financial statements.

          19.  In discharging its oversight role, the Audit Committee may investigate any matter brought to its attention, and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or other experts.

          20.  Perform such other activities, consistent with this Charter, the Company's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          21.  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management and the Independent Auditor or to assure compliance with laws and regulations.

PROXY

TECHNOLOGY SOLUTIONS COMPANY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 25, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Technology Solutions Company (the "Company") does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint William H. Waltrip and Jack N. Hayden or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on April 25, 2002 at 8:15 a.m., local time, at the Company's Offices located at 205 North Michigan Avenue, Suite 1500 Chicago, Illinois 60601, and at any adjournment thereof, as indicated on the reverse side.

(Please date and sign on reverse side)

/*\ FOLD AND DETACH HERE /*\

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominees listed in Proposal 1 and for the proposal to ratify the appointment of PricewaterhouseCoopers LLP. Please mark box ☒.

1.	The election of the Class II Directors:		INSTRUCTIONS: To withhold authority to vote for any nominee, strike the nominee's name:	2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2002:
	FOR the listed nominees	WITHHOLD AUTHORITY for the listed nominees	Nominees: Raymond P. Caldiero Stephen B. Oresman			FOR	AGAINST	ABSTAIN
	☐	☐				☐	☐	☐
3.	As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS, WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND IN FAVOR OF PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.
You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

When signing the proxy, please take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.
Dated:	,	2002
Signature
Signature if held jointly

/*\ FOLD AND DETACH HERE /*\

QuickLinks

ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE
DIRECTORS' MEETINGS AND COMMITTEES
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT TO STOCKHOLDERS
OTHER BUSINESS
OTHER INFORMATION
EXHIBIT A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS